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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 16, 2005


                            CIT FUNDING COMPANY, LLC
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             (Exact name of registrant as specified in its charter)


         Delaware                     000-30501                 22-3634034
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(State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)             File Number)          Identification No.)

               1 CIT Drive                                       07039
         Livingston, New Jersey
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code (973) 740-5000



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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Item 8.01 Other Events.

     On August 16, 2005, CIT Funding Company, LLC filed a modified Prospectus.


Item 9.01 Financial Statements and Exhibits

(c)  Exhibits.

     The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.


Exhibit No.      Description
-----------      -----------

   99.1 Prospectus dated August 16, 2005 filed by CIT Funding Company, LLC as Depositor.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    CIT Funding Company, LLC
                                                    ------------------------
                                                          (Registrant)

Date:  August 16, 2005
                                                        /s/ Usama Ashraf
                                                        ----------------
                                                           (Signature)

                                                     Name:  Usama Ashraf
                                                     Title: Vice President